Exhibit 10.1

WAIVER AND SEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS WAIVER AND SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of the 10th day of August, 2006, among FCC, LLC, d/b/a First Capital, a Florida limited liability company (“Lender”), DATREK PROFESSIONAL BAGS, INC., a Florida corporation formerly known as Datrek Acquisition, Inc. (“Datrek”), and MILLER GOLF COMPANY, a Florida corporation formerly known as Miller Acquisition, Inc. (“Miller”; Datrek and Miller are referred to herein individually as a “Borrower” and collectively as the “Borrowers”).

WITNESSETH:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of October 15, 2004 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers are in default of the fixed charge coverage and tangible net worth covenants set forth in the Loan Agreement, and Borrowers have requested that Lender waive such defaults; and

WHEREAS, Lender has agreed to grant such waivers on the terms and conditions set forth herein; and

WHEREAS, Borrowers and Lender desire to amend the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

2. Borrowers hereby acknowledge and agree that Borrowers are in default under (a) clause (a) of Item 21 of the Schedule to the Loan Agreement as a result of Borrowers’ failure to comply with the financial covenant described therein (the “Fixed Charge Coverage Covenant”) as of June 30, 2006, measured for the six-month period then ended, and (b) clause (b) of Item 21 of the Schedule to the Loan Agreement as a result of Borrowers’ failure to comply with the financial covenant described therein (the “Tangible Net Worth Covenant”) as of June 30, 2006 (the foregoing violations of the Fixed Charge Coverage Covenant and the Tangible Net Worth Covenant are

collectively referred to as the “Existing Defaults”). Lender hereby waives the Existing Defaults. Lender reserves its rights and remedies with respect to any other Default, including any violation of the Fixed Charge Coverage Covenant and the Tangible Net Worth Covenant in respect of any fiscal month of Borrowers other than June, 2006.

3. The Loan Agreement is amended by deleting clause (d) of the definition of “Eligible Accounts” set forth in Section 1 and inserting the following in lieu thereof:

(d) Accounts with respect to which the Customer (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States of America or any state thereof; or (iii) is the government of any foreign country or of any state, province, municipality, or other political subdivision thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to Lender in its discretion; provided, however, that Accounts owing by Customers with their chief executive office in Canada or which are organized under the laws of Canada or any province thereof shall not be ineligible under this paragraph to the extent that such Accounts do not exceed, in the aggregate, the lesser of (y) 6% of the dollar amount of total Eligible Accounts, and (z) $500,000;

4. Except as set forth herein, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligation of Borrowers to Lender.

5. Each Borrower hereby restates, ratifies, and reaffirms each and every term, condition representation and warranty heretofore made by it under or in connection with the execution and delivery of the Loan Agreement, as amended hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement and the Loan Documents.

6. In consideration of the accommodations made by Lender hereunder, Borrowers jointly and severally agree to pay to Lender on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and the other Loan Documents and any other transactions contemplated hereby and thereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to Lender.

7. To induce Lender to enter into this Agreement, each Borrower (a) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists in favor of any Borrower against Lender arising out of or with respect to the Loan Agreement, the other Loan Documents, the Obligations, or any other arrangement or relationship between Lender and one or more Borrowers, and (b) releases, acquits, remises and forever discharges Lender and its affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which any Borrower now or hereafter may have by reason of any manner, cause or things to and including the date of this Agreement with respect to matters arising out of or with respect to the Loan Agreement, the other Loan Documents, the Obligations, or any other arrangement or relationship between Lender and one or more Borrowers.

8. Each Borrower acknowledges that (a) except as expressly set forth herein, Lender has not agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each Borrower and Lender, and (c) the execution and delivery of this Agreement has not established any course of dealing among the parties hereto or created any obligation or agreement of Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents.

9. To induce Lender to enter into this Agreement, each Borrower hereby represents and warrants that, as of the date hereof, after giving effect to the terms hereof, there exists no Default under the Loan Agreement or any of the other Loan Documents.

10. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

11. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

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IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be duly executed as of the date first above written.

DATREK PROFESSIONAL BAGS, INC., a Florida corporation f/k/a Datrek Acquisition, Inc.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

MILLER GOLF COMPANY, a Florida corporation f/k/a Miller Acquisition, Inc.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

FCC, LLC, d/b/a First Capital

By:	/s/ Brian J. Cuttic
Brian J. Cuttic, Executive Vice President

The undersigned acknowledges the foregoing and agrees that the Information and Support Agreement to which the undersigned is party dated as of October 15, 2004 in favor of Lender remains in full force and effect, subject to no right of offset, claim or counterclaim.

/s/ Michael Hedge
MICHAEL HEDGE

The undersigned acknowledges the foregoing and agrees that the Guaranty of the undersigned dated as of October 15, 2004 in favor of Lender remains in full force and effect, subject to no right of offset, claim or counterclaim.

DATREK MILLER INTERNATIONAL, INC., f/k/a Greenhold Group, Inc.

By:	/s/ Michael Hedge
Name:	Michael Hedge
Title:	Chief Executive Officer